BISHOP STREET FUNDS

POWER OF ATTORNEY

I, the undersigned trustee of Bishop Street Funds, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Hawaii Municipal Fund, a series of Lee Financial Mutual Fund, Inc., into the Hawaii Municipal Bond Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Kathleen Gaffney	Date: August 22, 2023

Kathleen Gaffney

Trustee

BISHOP STREET FUNDS

POWER OF ATTORNEY

I, the undersigned trustee of Bishop Street Funds, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Hawaii Municipal Fund, a series of Lee Financial Mutual Fund, Inc., into the Hawaii Municipal Bond Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Joseph T. Grause, Jr.	Date: August 22, 2023

Joseph T. Grause, Jr.

Trustee

BISHOP STREET FUNDS

POWER OF ATTORNEY

I, the undersigned trustee of Bishop Street Funds, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Hawaii Municipal Fund, a series of Lee Financial Mutual Fund, Inc., into the Hawaii Municipal Bond Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ N. Jeffrey Klauder	Date: August 22, 2023

N. Jeffrey Klauder

Trustee

BISHOP STREET FUNDS

POWER OF ATTORNEY

I, the undersigned trustee of Bishop Street Funds, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Hawaii Municipal Fund, a series of Lee Financial Mutual Fund, Inc., into the Hawaii Municipal Bond Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Betty L. Krikorian	Date: August 22, 2023

Betty L. Krikorian

Trustee

BISHOP STREET FUNDS

POWER OF ATTORNEY

I, the undersigned trustee of Bishop Street Funds, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Hawaii Municipal Fund, a series of Lee Financial Mutual Fund, Inc., into the Hawaii Municipal Bond Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Robert Mulhall	Date: August 22, 2023

Robert Mulhall

Trustee

BISHOP STREET FUNDS

POWER OF ATTORNEY

I, the undersigned trustee of Bishop Street Funds, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Hawaii Municipal Fund, a series of Lee Financial Mutual Fund, Inc., into the Hawaii Municipal Bond Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Robert A. Nesher	Date: August 22, 2023

Robert A. Nesher

Trustee

BISHOP STREET FUNDS

POWER OF ATTORNEY

I, the undersigned trustee of Bishop Street Funds, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Hawaii Municipal Fund, a series of Lee Financial Mutual Fund, Inc., into the Hawaii Municipal Bond Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Bruce Speca	Date: August 22, 2023

Bruce Speca

Trustee

BISHOP STREET FUNDS

POWER OF ATTORNEY

I, the undersigned trustee of Bishop Street Funds, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Hawaii Municipal Fund, a series of Lee Financial Mutual Fund, Inc., into the Hawaii Municipal Bond Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Monica Walker	Date: August 22, 2023

Monica Walker

Trustee

BISHOP STREET FUNDS

POWER OF ATTORNEY

I, the undersigned trustee of Bishop Street Funds, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Hawaii Municipal Fund, a series of Lee Financial Mutual Fund, Inc., into the Hawaii Municipal Bond Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Michael Beattie	Date: August 21, 2023

Michael Beattie

President

BISHOP STREET FUNDS

POWER OF ATTORNEY

I, the undersigned trustee of Bishop Street Funds, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Hawaii Municipal Fund, a series of Lee Financial Mutual Fund, Inc., into the Hawaii Municipal Bond Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Andrew Metzger	Date: August 22, 2023

Andrew Metzger

Treasurer, Controller and Chief Financial Officer